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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-___) of our report dated July 21, 2000, which appears on page F-2 of the 2000 Annual Report on Form 10-K of E-Net Financial Corporation and subsidiaries for the year ended April 30, 2000.



                                     /S/ CONSENT OF MCKENNON WILSON & MORGAN LLP


Irvine, California
February 1, 2001